--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): August 30, 2002





                          SCB Computer Technology, Inc.
             (Exact name of registrant as specified in its charter)





        Tennessee                      000-27694                      62-1201561
(State or other jurisdiction          (Commission                  (IRS Employer
of  incorporation)                     File Number)       Identification Number)


3800 Forest Hill-Irene Road, Suite 100, Memphis, Tennessee                 38125
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A
          (Former name or former address, if changed since last report)



--------------------------------------------------------------------------------

Item 5.   Other Events

On August 30, 2002, SCB Computer Technology, Inc. (the "Company") settled an administrative proceeding brought by the Securities and Exchange Commission (the "SEC") following an investigation that arose after the Company restated its financial results for periods in its 1998-2000 fiscal years.

The  SEC   investigation   was  focused  on  the  accounting   policies  of  two
Arizona-based companies that the Company acquired in 1997. Following the acquisition, these subsidiaries were operated as a stand-alone division within the Company and had an accounting operation that was separate from that of the rest of the Company. The SEC concluded from its investigation that these subsidiaries improperly accounted for certain transactions, and that their flawed financial results were incorporated into the Company's consolidated financial statements, thereby rendering the Company's reported financial results inaccurate.

As a result, the SEC found that the Company committed civil violations of the reporting, books and records, and internal controls requirements of the federal securities laws and ordered the Company to cease and desist from any future violations. The Company neither admitted nor denied the SEC's findings. The SEC did not make a finding of fraud on the Company's part, and no monetary penalty or other sanction was imposed against the Company beyond the cease-and-desist order. The matter is now completely resolved as to the Company.

In reaching the settlement, the SEC took into account the Company's prompt remedial actions and its cooperation in the investigation.

The SEC issued the administrative cease-and-desist order on August 30, 2002, as Securities Exchange Act of 1934 Release No. 46445. The order is publicly available on the SEC's website at http://www.sec.gov. On September 3, 2002, the Company issued a press release announcing the settlement of the SEC administrative proceeding. A copy of the press release is filed as Exhibit 99 hereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits.

                The following exhibit is filed as part of this report:

Exhibit
Number                         Description of Exhibit
------                         ----------------------
99   Press release issued by SCB Computer Technology, Inc. on September 3, 2002.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   September 3, 2002

                                    SCB COMPUTER TECHNOLOGY, INC.



                                    By: /s/  Michael J. Boling
                                       -----------------------------------------
                                       Michael J. Boling
                                       Executive Vice President
                                       and Chief Financial Officer

                                  Exhibit Index


Exhibit
Number                          Description of Exhibit
------                          ----------------------
99   Press release issued by SCB Computer Technology, Inc. on September 3, 2002.

                                                                      EXHIBIT 99

                                 [Name and Logo]

Contacts:  T. Scott Cobb                            Michael J. Boling, CPA
           President and Chief Executive Officer    Executive Vice President,
           901-754-6577                             Chief Financial Officer, and
                                                    Treasurer
                                                    901-754-6577


                          SCB COMPUTER TECHNOLOGY, INC.
                        SETTLES SEC ADMINISTRATIVE ACTION


MEMPHIS, Tenn. (September 3, 2002) - SCB Computer Technology, Inc. (OTCBB: SCBI) today announced that it has settled an administrative proceeding brought by the Securities and Exchange Commission following an investigation that arose after the company restated its financial results for periods in its 1998-2000 fiscal years.

The SEC investigation was focused on the accounting policies of two Arizona-based companies that SCB acquired in 1997. Following the acquisition, these subsidiaries were operated as a stand-alone division within SCB and had an accounting operation that was separate from that of the rest of SCB. The SEC concluded from its investigation that these subsidiaries improperly accounted for certain transactions, and that their flawed financial results were incorporated into SCB's consolidated financial statements, thereby rendering SCB's reported financial results inaccurate.

As a result, the SEC found that the company committed civil violations of the reporting, books and records, and internal controls requirements of the federal securities laws and ordered the company to cease and desist from any future violations. The company neither admitted nor denied the SEC's findings. The SEC did not make a finding of fraud on the company's part, and no monetary penalty or other sanction was imposed against the company beyond the cease-and-desist order. The matter is now completely resolved as to the company.

In reaching the settlement, the SEC took into account the company's prompt remedial actions and its cooperation in the investigation.

T. Scott Cobb, the President and Chief Executive Officer of the company, said "We are very pleased with the terms of our settlement with the SEC. This matter has occupied a significant amount of management's time and attention and the company's resources during the past two and a half years. With it now behind us, we look forward to concentrating our efforts and resources on improving the company's operating performance and financial results."

This press release may contain forward-looking statements. All statements other than statements of historical fact made in this press release are forward-looking statements. Forward-looking statements reflect management's current assumptions, beliefs, and expectations and are subject to risks and uncertainties, including those discussed in the company's filings with the Securities and Exchange Commission (including the company's annual report on Form 10-K for the fiscal year ended April 30, 2002), that could cause actual results to differ materially from historical or anticipated results. The company undertakes no obligation to update the forward-looking information except as required by law.

SCB Computer Technology, Inc., based in Memphis, Tennessee, is a leading provider of information technology consulting, outsourcing, and staffing services to state and local governments, and commercial enterprises, including a number of Fortune 500 companies. Since its inception over a quarter-century ago, SCB has consistently delivered top-quality, cost-effective IT services through long-term engagements with its clients. For additional information, visit SCB's website at http://www.scb.com.


                                      # # #